                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-8284

                 ----------------------------------------------

                               Saffron Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Rose Ann Bubloski
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                              Robert Williams, Esq.
                       Cleary, Gottlieb, Steen & Hamilton
                               Bank of China Tower
                                  1 Garden Road
                                    Hong Kong


        Registrant's telephone number, including area code: 212-882-5000

Date of fiscal year end:  November 30, 2004

Date of reporting period:  May 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.


[SAFFRON FUND, INC LOGO]




CONTENTS
--------------------------------------------------------------------------------

Objective                                                                     1
-------------------------------------------------------------------------------
Liquidation of the Fund                                                       1
-------------------------------------------------------------------------------
Market Information                                                            1
-------------------------------------------------------------------------------
Highlights                                                                    2
-------------------------------------------------------------------------------
Investment Review                                                             3
-------------------------------------------------------------------------------
Investment Portfolio                                                          4
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                                           5
-------------------------------------------------------------------------------
Statement of Operations                                                       6
-------------------------------------------------------------------------------
Statement of Changes in Net Assets                                            7
-------------------------------------------------------------------------------
Financial Highlights                                                          8
-------------------------------------------------------------------------------
Notes to Financial Statements                                                 9
-------------------------------------------------------------------------------
Annual Shareholders' Meeting                                                 14
-------------------------------------------------------------------------------
Dividend Reinvestment Plan                                                   15
-------------------------------------------------------------------------------

[SAFFRON FUND, INC LOGO]




                               SAFFRON FUND, INC.

OBJECTIVE
--------------------------------------------------------------------------------
The Saffron Fund, Inc.'s (the "Fund") amended investment policy permits the Fund, under certain conditions, to hold or invest substantially all of its assets in cash and high-quality debt obligations. The Fund is no longer required to invest at least 80% of its assets in equity securities of Indian companies. The Fund currently holds substantially all of its assets in the form of U.S. cash or cash equivalents, pending liquidation.



LIQUIDATION OF THE FUND
--------------------------------------------------------------------------------
At the Annual General Meeting of the Fund held on May 13, 2004, stockholders voted on and approved a proposal to liquidate and dissolve the Fund pursuant to the Plan of Liquidation and Dissolution (the "Plan") adopted by the Board of Directors on February 13, 2004. (See Note 10). The Board of Directors declared the Plan effective on May 18, 2004, and trading in shares of the Fund on the New York Stock Exchange was suspended as of May 20, 2004.



MARKET INFORMATION
--------------------------------------------------------------------------------
SAFFRON FUND, INC. IS LISTED ON THE NEW YORK STOCK EXCHANGE (SYMBOL "SZF"), BUT TRADING HAS BEEN SUSPENDED EFFECTIVE MAY 20, 2004 PENDING LIQUIDATION.
--------------------------------------------------------------------------------
Additional information may be obtained by calling 212-882-5977.


To receive a copy of the Fund's most recent financial report or Dividend Reinvestment Plan brochure, please call toll-free 800-426-5523.


                                    --- 1 ---

[SAFFRON FUND, INC LOGO]


HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 AT                   AT
                                            MAY 31, 2004       NOVEMBER 30, 2003
--------------------------------------------------------------------------------
Net Assets                                US$ 56,446,957          US$ 55,657,602
Shares Outstanding                             5,858,327               5,858,327
Net Asset Value                                 US$ 9.64                US$ 9.50
MARKET DATA
Market Price on New York Stock Exchange         US$ 9.38(1)             US$ 8.94
Discount to Net Asset Value                          2.7%                    5.9%
TOTAL RETURN
Net Asset Value                                      1.5%(2)                10.7%(3)
Net Asset Value                                      N/A                     3.2%(4)
Market Price                                         4.9%(1)                24.2%(3)
90 Day U.S. Treasury Bill                            0.5%                    0.9%(4)
Bombay Stock Exchange ("BSE")
 National 100 Index                                  N/A                   62.75%(3)

(1) Trading in shares of the Fund on the New York Stock Exchange was suspended effective May 20, 2004. Total Return based on market price is based on the market price as of May 19, 2004.
(2)   For the six months ended May 31, 2004.
(3)   For the year ended November 30, 2003.
(4)   For the period July 1, 2003 through November 30, 2003.


                                    --- 2 ---

[SAFFRON FUND, INC LOGO]


INVESTMENT REVIEW
--------------------------------------------------------------------------------

Dear Fellow Shareholders,


To those regular readers of my letters and other documents sent to shareholders, you will be familiar with the development of the liquidation of our Fund.

Following the clarification by the Supreme Court in Delhi of the interpretation of the tax treaty between India and Mauritius, your directors were able to put before shareholders, at our last AGM in May 2004, a proposal to liquidate. A combination of the size and expense level of Saffron Fund meant it was no longer economic to maintain its status. This proposal was passed and immediately thereafter your Board put in motion the steps to liquidate.

The provisions of the Indian Income Tax Act, 1961, under section 178, require that those responsible for the liquidation or winding up of a company operating in India give notice of such liquidation to the Indian tax office. The assessing officer then has three months to revert to the Board with any amount that he deems payable by the liquidating company. We are currently awaiting a response from our assessing officer.

Thereafter, providing there are no unforeseen problems, we plan to proceed with the remaining steps in the liquidation. Once the final dates for the liquidation are known we will alert you by an announcement.

In conclusion, may I thank all shareholders for their support in the past and wish you health and prosperity in the future.

Yours very sincerely,
Julian Reid
Chairman & President
Port Louis, Mauritius
July 8, 2004

                                    --- 3 ---

[GRAPHIC OMITTED]




                               SAFFRON FUND, INC.

INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

AT MAY 31, 2004 (IN LIQUIDATION) (UNAUDITED)
-------------------------------------------------------------------------------------------
                                                                                      % of
                                                                          Value        Net
Description                                                 Shares         US $      Assets
-------------------------------------------------------------------------------------------
INDIAN EQUITY INVESTMENTS (0.0%)
-------------------------------------------------------------------------------------------
AUTOMOBILES & ANCILLARIES (0.0%)#
 Dilip Chhabria Design Private Ltd.*(a)
   (cost $2,094,806)                                        60,000         1,322       0.0
-------------------------------------------------------------------------------------------

                                                           Principal
                                                            Amount
                                                             (000)
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (87.6%)
-------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (@)
 Federal Home Loan Bank, 1.00%, 06/09/04                    10,000     9,996,987      17.7
 Federal Home Loan Mortgage Corp., 0.98%, 06/22/04          10,000     9,993,466      17.7
 Federal National Mortgage Association, 1.00%, 07/07/04      9,500     9,489,484      16.8
 U.S. Treasury Bills, 0.92%, 07/08/04                       10,000     9,989,620      17.7
 U.S. Treasury Bills, 0.93%, 07/15/04                       10,000     9,988,481      17.7
-------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $49,461,739)                       49,458,038      87.6
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
TOTAL INVESTMENTS (87.6%)
  (COST $51,556,545)                                                  49,459,360      87.6
-------------------------------------------------------------------------------------------
OTHER ASSETS IN EXCESS OF LIABILITIES (12.4%)                          6,987,597      12.4
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
NET ASSETS (100.0%)                                                   56,446,957     100.0
==========================================================================================

 #  Actual number is less than 0.05%.

 *  Non-income producing security.

(a) Illiquid security, fair valued in good faith by or under the direction of the Board of Directors.

 @  Interest rate reflects discount rate at date of purchase.



                See accompanying notes to financial statements

                                    --- 4 ---

[SAFFRON FUND, INC. LOGO]


STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

AT MAY 31, 2004 (IN LIQUIDATION) (UNAUDITED)
---------------------------------------------------------------------------------------------------------
                                                                                                    US $
---------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------
Investments, at value (cost $51,556,545)                                                      49,459,360
Cash (including Indian Rupees with a cost of $6,796,228 and value of $6,800,544)               7,462,661
Dividends and interest receivable                                                                 47,486
Prepaid expenses and other assets                                                                 31,482
---------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                  57,000,989
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
---------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------
Accrued legal fees                                                                               200,525
Accrued directors fees                                                                            92,074
Accrued insurance fees                                                                            86,052
Payable to Investment Adviser                                                                     69,840
Payable to Administrators                                                                         45,768
Accrued expenses                                                                                  59,773
---------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                554,032
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
---------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                    56,446,957
=========================================================================================================
Net assets consist of:
Common stock, $0.001 par value 5,858,327 shares issued and outstanding
 (100,000,000 shares authorized)                                                                   5,858
Additional paid-in capital                                                                    72,435,903
Accumulated net investment loss                                                                 (244,620)
Accumulated net realized loss on investments and foreign currency transactions               (13,638,587)
Net unrealized depreciation of investments and other assets and liabilities denominated in
 foreign currency                                                                             (2,111,597)
---------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                    56,446,957
=========================================================================================================
NET ASSET VALUE PER SHARE ($56,446,957 / 5,858,327)                                                 9.64
=========================================================================================================

                See accompanying notes to financial statements

                                    --- 5 ---

[SAFFRON FUND, INC. LOGO]




STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------


FOR THE SIX MONTHS ENDED MAY 31, 2004 (IN LIQUIDATION) (UNAUDITED)
----------------------------------------------------------------------------------
                                                                            US $
----------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------
Interest (net of foreign withholdings taxes of $5,924)                    262,180
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
EXPENSES
----------------------------------------------------------------------------------
Directors' fees and expenses                                              113,627
Administration fees and expenses                                          110,256
Legal fees                                                                 71,107
Investment advisory fees                                                   63,666
Insurance expense                                                          42,752
Custodian and accounting fees                                              33,119
Audit and tax services fees                                                21,067
New York Stock Exchange listing fee                                        18,946
Reports to shareholders                                                    14,272
Transfer agent fees                                                        10,908
Miscellaneous expenses                                                      7,080
----------------------------------------------------------------------------------
TOTAL EXPENSES                                                            506,800
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
----------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                      (244,620)
----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
----------------------------------------------------------------------------------
NET REALIZED GAINS ON:
 Investments                                                            3,031,595
 Foreign currency transactions                                             44,877
NET CHANGE IN UNREALIZED APPRECIATION / DEPRECIATION OF:
 Investments                                                           (2,044,585)
 Other assets and liabilities denominated in foreign currency               2,088
----------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS                                      1,033,975
----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      789,355
==================================================================================

                 See accompanying notes to financial statements

                                    --- 6 ---

[SAFFRON FUND, INC. LOGO]


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            FOR THE
                                                       SIX MONTHS ENDED
                                                         MAY 31, 2004          FOR THE
                                                       (IN LIQUIDATION)      YEAR ENDED
                                                          (UNAUDITED)     NOVEMBER 30, 2003
                                                             US $               US $
-------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
 Net investment loss                                        (244,620)        (1,267,374)
 Net realized gain on investments and foreign
   currency transactions                                   3,076,472            820,813
 Net change in unrealized appreciation/depreciation
   of investments and other assets and liabilities
   denominated in foreign currency                        (2,042,497)         5,833,629
-------------------------------------------------------------------------------------------
 Net increase in net assets resulting from operations        789,355          5,387,068
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
-------------------------------------------------------------------------------------------
NET ASSETS:
 Beginning of period                                      55,657,602         50,270,534
-------------------------------------------------------------------------------------------
 End of period                                            56,446,957         55,657,602
===========================================================================================

                See accompanying notes to financial statements

                                    --- 7 ---

[SAFFRON FUND, INC. LOGO]


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of common stock outstanding throughout each period is presented below.



                                                  For the Six
                                                 Months Ended                For the Years ended November 30,
                                                 May 31, 2004   -------------------------------------------------------------
                                                  (unaudited)       2003       2002       2001          2000         1999
                                                     US $           US $       US $       US $          US $         US $
                                               ---------------- -------------------------------------------------------------
Net asset value, beginning of period                    9.50         8.58       9.24       13.86         14.23        6.53
-----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss                                    (0.04)       (0.22)     (0.13)      (0.17)*       (0.25)*     (0.11)
Net realized and unrealized gain (loss) on
 investments and other assets and liabilities
 denominated in foreign currency                        0.18         1.14      (0.53)      (3.02)*       (1.39)*      7.81
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        0.14         0.92      (0.66)      (3.19)        (1.64)       7.70
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net realized gain on investments                    --           --         --       (1.48)           --          --
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
 Anti-dilutive effect of:
   Shares repurchased pursuant to the
    Tender Offer Programs                                 --           --         --        0.02          0.30          --
   Shares repurchased pursuant to the Share
    Repurchase Programs                                   --           --         --        0.03          0.97          --
-----------------------------------------------------------------------------------------------------------------------------
Total from capital share transactions                     --           --         --        0.05          1.27          --
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          9.64         9.50       8.58        9.24         13.86       14.23
=============================================================================================================================
MARKET PRICE, END OF PERIOD                             9.38(#)      8.94       7.20        7.43          9.75        9.44
=============================================================================================================================
TOTAL INVESTMENT RETURN BASED ON: (a)
 Net asset value                                        1.47%       10.72%     (7.14)%    (24.98)%       (2.60)%    117.92%
 Market price                                           4.92%(#)    24.17%     (3.10)%    (11.93)%        3.31%      86.41%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000 omitted)             $56,447      $55,658    $50,271    $54,152       $90,760     $160,859
 Ratio of expenses to average net assets                1.81%(+)     3.48%      3.06%       3.08%         2.43%       2.50%
 Ratio of expenses to average net assets,
   excluding interest expense                           N/A          3.45%      3.02%       2.88%(b)      1.89%(b)    2.14%
 Ratio of net investment loss to average net
   assets                                              (0.87)%(+)   (2.41)%    (1.45)%     (1.69)%       (1.45)%     (1.18)%
 Portfolio turnover rate                                 195%          53%        57%        105%           65%         56%

-----------

 * Based on average daily shares outstanding during the years ended November 30, 2001 and 2000, respectively.
(+) Annualized.
(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to have been reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or the deduction of taxes that a stockholder would pay on Fund dividends/distributions. Generally, total investment return based on net asset value will be higher than total investment return based on market price in periods where there is an increase in the discount or a decrease in the premium of the market price to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(b) Ratio of expenses to average net assets, excluding interest expense and professional services fees relating to the tender offers, were 2.73% and 1.81% for the years ended November 30, 2001 and 2000, respectively. The presentation of these ratios also excluding professional services fees relating to the tender offers, is different from and in addition to the presentation required by Investment Company Act of 1940 as included in the chart above.
N/A Not Applicable.
(#) Trading in shares of the Fund on the New York Stock Exchange was suspended effective May 20, 2004. Total Investment Return based on market price is based on the market price as of May 19, 2004.

                 See accompanying notes to financial statements

                                    --- 8 ---

[SAFFRON FUND, INC. LOGO]


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
MAY 31, 2004 (IN LIQUIDATION) (UNAUDITED)


1.  ORGANIZATION AND CAPITAL

    Saffron Fund, Inc. (the "Fund") (NYSE: SZF) was incorporated in the State of Maryland on January 5, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on March 3, 1994 with the objective of seeking capital appreciation by investing primarily in equity securities of Indian companies. At the reconvened Annual General Meeting ("AGM") of Jardine Fleming India Fund, Inc., held on June 19, 2003, stockholders voted to change the investment policy of the fund. As a result of this change in investment policy, as well as the appointment of a new investment manager, the Jardine Fleming India Fund, Inc. changed its name to Saffron Fund, Inc. (the "Fund"). The name change of the Fund became effective June 30, 2003. The Fund's amended investment policy permits the Fund, under certain conditions, to hold or invest substantially all of its assets in cash and high-quality debt obligations.

    In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund.

    i) SECURITY VALUATION

       All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase is greater than 60 days. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

   ii) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

       Investment transactions are accounted for on the date the securities are purchased or sold (the trade date). Realized gains and losses on the sale of investments and foreign currency transactions are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.


                                    --- 9 ---

[SAFFRON FUND, INC. LOGO]

--------------------------------------------------------------------------------

  iii) FOREIGN CURRENCY TRANSLATION

       The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows:

        o investments and other assets and liabilities denominated in foreign currency at the prevailing rates of exchange on the valuation date;


        o purchases and sales of investments, income and expenses at the prevailing rates of exchange on the respective dates of such transactions.

       The resulting net foreign currency gain or loss is included in the Statement of Operations.
       The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

       Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at the year end exchange rate is reflected as a component of net unrealized appreciation/depreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

   iv) DIVIDENDS AND DISTRIBUTIONS

       Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income or net realized capital gain for tax purposes, they are reported as a return of capital.


3.  INVESTMENT ADVISER AND ADMINISTRATORS

    i) At the reconvened AGM of the Fund held on June 19, 2003, stockholders approved a new Investment Advisory and Management Agreement ("New Agreement") between the Fund and HSBC Asset Management (Europe) Limited ("AMEU"). Under the New Agreement, the Fund's investment advisory fee is paid at an annual rate of 1.00% of the Fund's average weekly net assets that are not invested in cash or high-quality debt obligations as defined in the Fund's prospectus dated March 3, 1994, and at an annual rate of 0.20% of the Fund's average weekly net assets that are invested in cash or high-quality debt obligations, subject to a minimum fee over the two-year term of the New Agreement of $200,000. The minimum fee of $200,000 will be payable in full even if the New Agreement is terminated before the end of two years.

   ii) UBS Global Asset Management (US) Inc. (the "Administrator"), an indirect wholly-owned asset management subsidiary of UBS AG, provides administrative services to the Fund under an Administrative Services Agreement. The Fund pays the Administrator a monthly fee at the annual rate of 0.18% of the Fund's average weekly net assets up to $250 million and 0.15% of such net assets in excess of $250 million, subject to a minimum annual fee of $175,000.

                                   --- 10 ---

[SAFFRON FUND, INC. LOGO]

--------------------------------------------------------------------------------

  iii) Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund's Mauritius branch. The Mauritius Administrator is paid a monthly fee of $2,000 and a quarterly fee of $1,000 and receives reimbursement for certain out-of-pocket expenses.

4.  PORTFOLIO TRANSACTIONS

    For the six months ended May 31, 2004, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $9,500,010 and $16,425,102, respectively.

5.  U.S. FEDERAL INCOME TAXES

    The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its net investment income, realized capital gains and certain other amounts, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

    For federal income tax purposes, the aggregate cost of investments at May 31, 2004 was substantially the same as cost of securities for financial statement purposes. At May 31, 2004, the components of net unrealized depreciation of investments were as follows:

   Gross appreciation (investments having an excess of value over cost)      $          0
   Gross depreciation (investments having an excess of cost over value)        (2,097,185)
------------------------------------------------------------------------------------------
   Net unrealized depreciation of investments                                $ (2,097,185)
==========================================================================================

    There were no distributions paid during the six months ended May 31, 2004 or the fiscal year ended November 30, 2003.

    At November 30, 2003, the components of accumulated deficit on a tax basis were as follows:

   Accumulated capital losses                                                $(16,714,952)
   Unrealized depreciation                                                        (52,708)
------------------------------------------------------------------------------------------
   Total accumulated deficit                                                 $(16,767,660)
==========================================================================================

    The differences between the components of accumulated deficit on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales.

    At November 30, 2003, the Fund had a net capital loss carryforward of $16,714,952. To the extent such losses are used to offset future capital gains, it is probable and the intention of the Board of Directors that gains so offset will not be distributed.

6.  FOREIGN INCOME TAXES

    The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (the "Tax Treaty"). To obtain benefits under the Tax Treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the Tax Treaty.

    A fund which is a tax resident of Mauritius under the Tax Treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of Indian securities, but


                                   --- 11 ---

[SAFFRON FUND, INC. LOGO]

--------------------------------------------------------------------------------

    is subject to a 15% withholding tax on dividends declared, distributed or paid by an Indian company prior to June 1, 1997 and after March 31, 2002, but up to March 31, 2003. During the period June 1, 1997 through March 31, 2002 and after April 1, 2003, dividend income from domestic companies was exempt from Indian income tax in the hands of the shareholder recipient, but the domestic companies were liable to pay a separate dividend distribution tax. The Fund is currently subject to and accrues 20.5% (21% for the financial year ended March 31, 2003) Indian withholding tax on interest earned on Indian securities.

    The Fund will pay tax in Mauritius on its taxable income for Mauritius tax purposes at rates which, when offset by certain credits available, will result in a net payment in Mauritius with respect to such taxable income at an effective rate of approximately 3%. For the six months ended May 31, 2004, no provision for Mauritian taxes is considered necessary as a result of the net investment loss incurred by the Fund.

    The Indian tax authorities in March 2000 issued an assessment order ("March 2000 Assessment Order") with respect to the Fund's Indian income tax return filed for the fiscal year ended March 31, 1997, denying the benefits of the Tax Treaty. In the March 2000 Assessment Order, the Indian tax authorities held that the Fund is not a resident of Mauritius and assessed tax on the dividend income for the year ended March 31, 1997 at the rate of 20% instead of the 15% rate claimed by the Fund under the Tax Treaty. Similar assessment orders were issued to several other foreign institutional investors relying on the Tax Treaty.

    On April 13, 2000, the Central Board of Direct Taxes ("CBDT") of the Ministry of Finance in India issued a circular ("Circular 789") clarifying wherever a certificate of residence is issued by the Mauritian authorities, such certificate will constitute sufficient evidence for accepting the status of residence as well as beneficial ownership for applying the Tax Treaty. The Fund, relying on Circular 789, filed a revision petition with the Commissioner of Income Tax ("CIT") in India to revise the March 2000 Assessment Order in light of Circular 789. On May 31, 2002, the CIT passed his order on the revision petition filed by the Fund for the year ended March 31, 1997, and has granted the Fund benefits of the Tax Treaty based on Circular 789 and on the basis that the Fund is a tax resident of Mauritius.

    Previously, however, an Indian public interest group had initiated litigation in the Indian courts challenging Circular 789. In connection with this litigation, the Delhi High Court, in May 2002, passed an order invalidating Circular 789. On November 18, 2002, the Supreme Court of India (the highest court in India), upon hearing an appeal filed by the Indian government, stayed the operation of the May 2002 Delhi High Court judgment.

    On October 7, 2003, the Supreme Court pronounced its judgment in this regard, issued an order setting aside the ruling of the Delhi High Court, and held that the Delhi High Court erred on all counts in quashing Circular 789. Additionally, the Supreme Court held and declared Circular 789 to be valid and efficacious. While the Supreme Court was still deliberating, the Ministry of Finance issued a Circular, dated February 10, 2003, clarifying that income tax officials could investigate the place of effective management and control in India of Mauritius incorporated entities maintaining dual residency within India and Mauritius.

    The Fund continues to: (i) comply with the requirements of the Tax Treaty;
    (ii) be a tax resident of Mauritius; and (iii) maintain that its effective management and control resides in Mauritius, and therefore, management believes that the Fund should be able to obtain the benefits of the Tax Treaty. Accordingly, no provision for Indian income taxes has been made in the accompanying financial statements of the Fund. However, the ultimate outcome of these matters is not presently determinable.

    The foregoing is based upon current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the treaty between India and Mauritius.


                                   --- 12 ---

[SAFFRON FUND, INC. LOGO]


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

7.  TRANSACTIONS WITH AFFILIATES

    During the six months ended May 31, 2004, UBS Financial Services did not receive any brokerage commissions fees. The Administrator, a subsidiary of UBS AG, earned $87,500 in administration fees from the Fund.

    Certain officers of the Fund are employees of the Administrator; however, they receive no compensation from the Fund.

8.  CAPITAL STOCK

    There are 100,000,000 shares of $0.001 par value capital stock authorized. On February 1, 2000, the Fund announced a share repurchase program to repurchase approximately 10% of the Fund's then outstanding shares, which was completed in March 2000. On August 11, 2000, the Fund announced a second repurchase program (collectively, the "Share Repurchase Programs"), authorizing the Fund to purchase up to an additional 10% of the Fund's outstanding shares as of that date.

    There were no transactions in shares of common stock for the six months ended May 31, 2004 and for the year ended November 30, 2003.

9.  CONCENTRATION OF RISK

    The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region. Investments in India may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other things, the possibility of future political and economic conditions of developing countries and the level of Indian governmental supervision and regulation of its securities markets.

10. PLAN OF LIQUIDATION AND DISSOLUTION

    At the meeting of the Fund's stockholders held on May 13, 2004, the stockholders approved the Plan of Liquidation and Dissolution (the "Plan") of the Fund which was declared effective on May 18, 2004 (the ("Effective Date") by the Board of Directors of the Fund.

    The Board of Directors of the Fund intends to promptly take all actions necessary to liquidate the Fund in accordance with the vote of the stockholders. The liquidation will not, however, be conducted until the Fund is able to complete certain procedures with the Indian tax authorities, and these procedures probably will not be completed for at least 90 days from the Effective Date. The transfer books for the shares of the Fund were closed effective the end of business on May 19, 2004, and trading in the shares of the Fund on the New York Stock Exchange was suspended effective May 20, 2004.


                                   --- 13 ---

[SAFFRON FUND, INC. LOGO]


ANNUAL SHAREHOLDERS' MEETING
--------------------------------------------------------------------------------
The Fund's annual meeting of stockholders was held on May 13, 2004. At the meeting, stockholders voted:


1. To re-elect Ernest Rene Noel and Andrew Pegge as Directors. The resulting vote count is indicated below:

  Ernest Rene Noel            For:                     4,507,702
                              Withheld Authority:        743,706

  Andrew Pegge                For:                     5,195,022
                              Withheld Authority:         56,386

In addition to the above re-elected Directors, Julian Reid, Timothy Kimber, Ashok V. Desai, and Jean Jocelyn de Chasteauneuf continue to serve as Directors of the Fund.

2. To consider and act upon a proposal to liquidate and dissolve the Fund.



                        For                     3,732,483
                        Against                    49,232
                        Abstain                     5,090
                        No-Vote                 1,464,603

                                   --- 14 ---

[SAFFRON FUND, INC. LOGO]


DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
The Fund operates an optional Dividend Reinvestment Plan (the "Plan") whereby:

1) shareholders may elect to receive income dividends and capital gain distributions (collectively referred to as "distributions") in the form of additional shares of the Fund (the "Share Distribution Plan").

2) shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by EquiServe Trust Company, N.A. (the "Plan Agent"), as dividend paying agent.

The following should be noted with respect to the Plan:

1) The Share Distribution Plan allows you to reinvest your distributions into newly issued shares of the Fund with no brokerage charge or, if the market price of the shares on the distribution date is below their net asset value, have the Plan Agent purchase shares on your behalf in the open market at a pro rata share of the brokerage commission. Such distributions, if any, would most likely be declared in December and paid and reinvested in January. Shareholders do not pay a service charge to participate in this program.

2) Under the Share Distribution Plan, whenever the Board of Directors of the Fund declares a distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares), if the market price of the shares on the date of the distribution is at or above the net asset value ("NAV") of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, purchase shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's account on, or after, the payment date.

3) For US federal income tax purposes, shareholders electing to receive newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the payment date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Share Distribution Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution.

4) There will be no brokerage charge to participants for shares issued directly by the Fund under the Share Distribution Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares in connection with the Share Distribution Plan. The Fund will pay fees of the Plan Agent for handling the Share Distribution Plan.

5) You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

This information is only a summary. To receive a copy of the Dividend Reinvestment Plan brochure describing the full terms and conditions of the Plan, please contact the Plan Agent at the following address or call toll-free 800-426-5523.

     EquiServe Trust Company, N.A.
     PO Box 43011
     Providence, RI 02940-3011
     USA

                                   --- 15 ---

                       This Page Intentionally Left Blank

DIRECTORS AND OFFICERS
-------------------------------------------
Julian M.I. Reid -- Director, President & Chairman of the Board
Jean Jocelyn de Chasteauneuf -- Director
Ashok V. Desai -- Director
Timothy R.H. Kimber -- Director
Ernest L. Rene Noel -- Director
Andrew Pegge -- Director
Rose Ann Bubloski - Treasurer
Joseph T. Malone - Assistant Treasurer

INVESTMENT ADVISER AS OF JULY 1, 2003
-------------------------------------------
HSBC Asset Management (Europe) Limited
10 Lower Thomas Street
London EC3R 6AE

ADMINISTRATOR
-------------------------------------------
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, NY 10019
USA

MAURITIUS ADMINISTRATOR
-------------------------------------------
Multiconsult Ltd.
10 Frere Felix de Valois Street
Port Louis
Mauritius

CUSTODIAN
-------------------------------------------
Citibank, N.A.
New York:
Citicorp Center
153 East 53rd Street
New York, NY 10043
USA

Hong Kong:
Citibank Tower
Citibank Plaza
3 Garden Road
Central, Hong Kong

India:
First Floor, Sakhar Bhawan
Nariman Point 230 Backbay Reclamation
Mumbai 400 021
India

INDEPENDENT AUDITORS
-------------------------------------------
KPMG LLP
757 Third Ave.
New York, NY 10017

USA LEGAL COUNSEL
-------------------------------------------
Cleary, Gottlieb, Steen & Hamilton
New York:
1 Liberty Plaza
New York, NY 10006
USA

Hong Kong:
Bank of China Tower
1 Garden Road
Hong Kong

REGISTRAR, TRANSFER AGENT &
DIVIDEND PAYING AGENT
-------------------------------------------
EquiServe Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011
USA


The financial information included herein is taken from the records of the Fund without audit by independent auditors, who do not express an opinion thereon.


This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

-------------------------------------------------------------------------------

                               SAFFRON FUND, INC.
                                (In Liquidation)

-------------------------------------------------------------------------------
                               Semi-Annual Report
                                  May 31, 2004




                                [GRAPHIC OMITTED]

ITEM 2. CODE OF ETHICS.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.


ITEM 6. SCHEDULE OF INVESTMENTS

Form N-CSR disclosure requirement not yet effective with respect to the registrant.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Because all the independent directors of the Fund perform the functions of a nominating committee, the registrant's Board has no formal nominating committee. All independent directors who are not themselves candidates participate in the consideration of director nominees and will consider nominees recommended by stockholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a stockholder must send a letter to the Fund that states the nominee's name, includes the nominee's resume or curriculum vitae, and is accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by stockholders.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

     (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 11.  EXHIBITS.

     (a) (1) Code of Ethics - Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

     (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

     (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Saffron Fund, Inc.

By:   /s/ Julian M.I. Reid
      --------------------
      Julian M.I. Reid
      President

Date: August 9, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ Julian M.I. Reid
      --------------------
      Julian M.I. Reid
      President

Date: August 9, 2004

By:   /s/ Rose Ann Bubloski
      --------------------
      Rose Ann Bubloski
      Treasurer

Date: August 9, 2004